SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-SHRD TECH FAIRCHILD

          GAMCO INVESTORS, INC.
                                12/24/97            4,000-           14.6250
          GABELLI FOUNDATION
                                12/26/97            2,499-           15.0000
          GIL II, LTD.
                                12/26/97            3,499-           15.0000
          GABELLI INTERNATIONAL LTD
                                12/26/97            1,749-           15.0000
          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                12/26/97           37,486-           15.0000
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                12/31/97           26,500            14.7500
                                12/30/97           20,000            14.7500
                                12/26/97           37,486-           15.0000
               THE GABELLI ABC FUND
                                 1/05/98            8,000            14.6650
                                12/26/97           13,745-           15.0000

          GAMCO INVESTORS, INC.
                                12/26/97           30,488-           15.0000
          GAMCO INVESTORS, INC.
                                 1/06/98              830            14.6875
                                 1/05/98            7,000            14.6250
                                12/26/97          143,840-           15.0000
                                12/11/97            5,900            14.6875
          GABELLI ASSOCIATES LTD
                                12/26/97           15,744-           15.0000
          GABELLI ASSOCIATES FUND
                                12/26/97           66,724-           15.0000




          (1) THE TRANSACTIONS OCCURING ON 12/26/97 WERE IN CONNECTION WITH TENDER OFFER BY INTERMEDIA COMMUNICATIONS INC. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.




                                       33